UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2004

THE TITAN CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6035	95-2588754
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3033 Science Park Road

San Diego, California 92121-1199

(Address of principal executive offices, zip code)

(Registrant’s telephone number, including area code) (858) 552-9500

Item 5. Other Events and Required FD Disclosure; Item 12. Results of Operations and Financial Condition.

On February 23, 2004, The Titan Corporation (the “Company”) announced its consolidated financial results for the fourth quarter and full year 2003. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 24, 2004	THE TITAN CORPORATION

	By:	/s/ Mark W. Sopp

	Name:	Mark W. Sopp
	Title:	Senior Vice President, Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release issued by the Company on February 23, 2004.